EXHIBIT 10.23

OneSource Technologies, Inc.                  7419 E. Helm, Scottsdale, AZ 85260
Attention: Ford L. Williams, Corporate Treasurer             (480) 889-1177 x310
                                                       Fax Number (480) 889-1166
TERM SHEET

1. SIZE OF COMMITMENT:         $50,000

2. TERM OF COMMITMENT:         YEAR OR TAKE OUT FINANCING ARRANGED BY Xcel
                               Associates, Inc.  WHICHEVER IS SOONER.

3. PRICING OF LINE OF CREDIT:  PRIME + PER ANNUM WITH MONTHLY INTEREST
                               RATE RESET USING THE PRIME RATE AS PUBLISHED
                               IN THE WALL STREET JOURNAL ON THE FIRST
                               BUSINESS DAY OF THE MONTH, INTEREST WILL BE
                               CALCULATED ON A30/360 BASIS.

4. INDUCEMENT TO LEND:         ONESOURCE  TECHNOLOGIES,  INC.  COMMON  STOCK
                               WARRANTS ISSUED WILL EQUAL THE VALUE OF
                               THE AMOUNT LENT.

                               WARRANTS WILL BE PRICED AT THE AVERAGE BID
                               AND ASKING PRICES ESTABLISHED BY MARKET MAKERS AT THE END OF THE DAY.

                               (EXAMPLE: IF THE STOCK PRICE IS EQUAL TO $0.50 AT THE END OD THE DAY AND YOU LENT $100,000 TO ONESOURCE, YOU WILL RECEIVE A WARRANT FOR 200,000 SHARES OF COMMON STOCK.)

5. TAKE OUT PROVISION:         Xcel Associates, Inc, LOCATED AT 224 MIDDLE ROAD,
                               2ND FLOOR, HAZLET, NEW JERSEY 07730, HAS
                               COMMITTED CERTAIN TAKEOUT AND INVESTMENT
                               CAPITAL TO ONESOURCE TECHNOLOGIES, INC., UP
                               TO ONE ($1) MILLION THAT WILL FUND PRINCIPLE
                               AND INTEREST.  REPAYMENTS OF PRINCIPLE WILL
                               MADE ON A FIFO (FIRST IN, FIRST OUT) BASIS.

         Subject to and conditioned on receipt of Promissory Note Judgment & Warrants. For the consideration as outlined in Paragraphs 3 and 4 above, I agree to wire 50,000.00/100 to :

                               Bank: Western Security Bank
                               Greenway Office, Scottsdale, AZ
                               Attn: Ms. Janice Neubauer (480) 367-9494
                               Routing number:            122105184
                               Account number:            8014700048

             Grace Holdings, Inc.
Signed by:   /s/ Richard H. Tanenbaum, President    This 29th day of June, 2000
Print name:  Richard H. Tanenbaum